Liquidity	6 Months Ended	12 Months Ended
	Jun. 30, 2017	Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Liquidity

2.	Liquidity

Historically, the Company has funded its cash and liquidity needs through the issuance of convertible notes, extended credit terms and the sale of equity. The Company has incurred a net loss of $2,190,944 and has an accumulated deficit of $15,007,550 for the six months ended June 30, 2017. The Company has been dependent on raising capital from debt and equity financings to fund its operating activities. For the six months ended June 30, 2017, the Company raised $3,109,125 in proceeds from financing activities to meet cash flow used in operating activities.

At June 30, 2017, the Company had $1,297,245 of cash on hand with a positive working capital of $2,856,461. The Company’s ability to meet its ongoing operating cash needs is dependent on generating positive operating cash flow, primarily through increased sales, improved profit growth and controlling expenses. Management has taken actions to improve profitability, by reducing headcount, rent, professional fees and increasing sales. Also in March and May 2017, the Company acquired two businesses, a contract bottling and packaging services company and a small distillery business (both stock purchase transactions), that are expected to improve operating results. In addition, through August 14, 2017, the Company has raised an additional $5,400,000 in cash gross proceeds through an equity offering (see Note 14, Subsequent Events). Management believes that cash on hand and proceeds generated from the most recent equity financing, along with revenue that the Company expects to generate as a result of its two recent acquisitions will be sufficient to meet the Company’s cash needs for the foreseeable future.

2.	Liquidity

Historically, the Company has funded its cash and liquidity needs through convertible notes, extended credit terms, and equity raisings. For the years ended December 31, 2016 and 2015, the Company incurred a net loss of approximately $5.3 and $3.6 million in 2016 and 2015, respectively, and has an accumulated deficit of approximately $12.8 million as of December 31, 2016. The Company has been dependent on raising capital from debt and equity financings to meet its needs for cash flow used in operating activities. For the year ended December 31, 2016, the Company raised approximately $5.9 million in cash flow from financing activities to meet cash flow used in operating activities.

At December 31, 2016, the Company has approximately $1.1 million of cash on hand with a positive working capital of $1.4 million. The Company’s ability to meet its ongoing operating cash needs is dependent on generating positive operating cash flow, primarily through increased sales, improved profit growth and controlling expenses. Management has taken actions to improve profitability, reduce headcount, reduce rent, reduce professional fees and increase sales. In addition, through March 31, 2017, the Company has raised an additional $967,750 in cash through equity offerings (see Note 14, Subsequent Events). Also in March 2017, the Company acquired a small distillery bottling and production support business (stock purchase transaction) that is expected to improve operating results (see Note 14, Subsequent Events). Management believes that cash on hand and the most recent equity raise and acquisition will be sufficient to meet their operating activities to meet their near-term cash needs over the next twelve months.